Exhibit 10.22

PROMISSORY NOTE

(WITH BALLOON and SET OFF PROVISIONS)

$4,500,000.00	November 22, 2010

The undersigned, WC ACQUITISION CORP., a New Hampshire corporation (hereinafter referred to as “Maker”), for value received, promises to pay to the order of WILDCAT MOUNTAIN SKI AREA, INC., a New Hampshire corporation, MEADOW GREEN — WILDCAT SKILIFT CORP., a New Hampshire corporation, and MEADOW GREEN — WILDCAT CORP., a New Hampshire corporation (hereinafter collectively referred to as “Payee”) at c/o Pasquale Franchi, Franchi Management, 182 West Central Street, Natick, MA 01760 or such other place as may be designated in writing by the holder hereof, in lawful money of the United States of America in immediately available funds, the principal sum of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00), together with interest thereon from the date hereof, at the rate or rates hereinafter specified, as follows:

1. Interest. This Note shall bear interest on the unpaid principal balance from and after the date of this Note, to the date of payment of the entire principal balance at the rate of four percent (4%) per annum. The interest rate shall be fixed for the term of the loan.

2. Payments. Principal and interest under this note shall be payable pursuant to the amortization schedule attached hereto as Exhibit A. Said amortization schedule is based on twenty (20) years amortization. A balloon payment shall be due on the Maturity Date unless extended by agreement of the parties.

3. Maturity. This note shall mature on the twenty-second (22nd) day of December, 2020 and any accrued interest and all principal shall be due and payable at that time.

4. Application of Payments. All installments paid hereunder shall be in currently available funds.

5. Payments Due on Saturdays, Sundays or Legal Holidays. If any payment of principal or interest due on this Note is payable on a day which is a Saturday, Sunday or legal holiday in the State of New Hampshire, then such payment shall be due on the next business day.

6. Prepayment. Maker shall have the right to prepay the unpaid loan balance in full or in part at any time during the loan term. No prepayment shall be permitted if there exists a default under the Note. All prepayments shall be in currently available funds, and shall be applied first to the accrued interest, and the balance, if any, shall be applied to the principal as set forth above.

7. Default. Upon the occurrence of an “Event of Default” as defined herein and the expiration of any applicable cure period, then the holder of this Note, upon thirty (30) days written notice to Maker, may declare immediately due and payable the entire unpaid balance of principal under this Note, together with all accrued interest thereon and all other sums due from Maker. Each of the following shall constitute an Event of Default hereunder:

(a) Monetary Default. If Maker fails to make any payment hereon on the date on which it shall fall due; or

(b) Default in Performance of Obligations. If Maker defaults in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note.

(c) Cure Period. Notwithstanding anything herein to the contrary, Maker shall not be in default hereunder with respect to any Monetary Default unless Payee first provides Maker with written notice of the existence of such default and Maker thereafter fails to cure such default within ten (10) days of the date of such notice.

8. Oral Agreements. Oral agreements or commitments to loan money, extend credit or forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect you (Maker) and us (Payee) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it. Maker acknowledges that there are no oral agreements related to this note as the day and year first written above,

9. Security. This Note is secured by a Mortgage, Security Agreement, Fixture Filing, and Assignment of Rents of even date herewith.

10. Waiver. The Maker waives, to the fullest extent permitted by law, presentment, notice, protest and all other demands and notices, and assents (1) to any extension of time of payment or any other indulgence, and (2) to the release of any other person or entity primarily or secondarily liable for the obligations evidenced hereby.”

11. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New Hampshire. In the event of a dispute the parties consent to jurisdiction and venue in Carroll County, New Hampshire.

12. Guaranty. This Note is made in connection with a Guaranty executed by Peak Resorts, Inc. of even date herewith.

13. Right to Set Off. This Note shall be subject to the set-off provisions of Section 7.3(a) of the Agreement of Sale and Purchase entered into by and between WILDCAT MOUNTAIN SKI AREA, INC., MEADOW GREEN-WILDCAT SKILIFT CORP., MEADOW GREEN — WILDCAT CORP. (collectively “Seller”) and WC Acquisition Corp. (“Purchaser”) (“Purchase Agreement”). In the event that an amount is set-off by Purchaser against a party under Section 7.3(a) of the Purchase Agreement, then the principal amount due and payable to the Payee under this Note shall be reduced by said set-off amount, and said reduction shall be treated as a prepayment hereunder and the remaining payments shall be recalculated to provide for equal monthly payments (based on the number of months remaining under the original twenty (20) year amortization schedule) until the Maturity of this Note.

2

14. Notices. All notices, requests and other communications under this Agreement shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return-receipt requested, (c) delivered by a recognized delivery service or (d) sent by facsimile transmission and addressed as follows:

If to Maker:
WC Acquisition Corp.
Attn: Richard Deutsch or Stephen Mueller
17409 Hidden Valley Drive
Eureka, Missouri 63025

With a copy to:	David L. Jones
Helfrey, Neiers & Jones, P.C.
120 South Central Avenue, Suite 1500
St. Louis, Missouri 63105
Telephone: (314) 725-9100
Facsimile: (314) 725-5754

If to Payee:

With a copy to:	Randall F. Cooper, Esq.
Cooper Cargill Chant
2935 White Mountain Highway
North Conway, NH 03860
Telephone: (603) 356-5439
Facsimile: (603)356-7975

IN WITNESS WHEREOF, Maker has executed and delivered this Note the day and year first above written.

MAKER:

WC ACQUISITION CORP., a New Hampshire corporation
By:	/s/ Stephen J. Mueller
Stephen J. Mueller, Vice President

3

Wildcat Ski Area Acquisition Note

Compound Period                                             : Monthly

Nominal Annual Rate                         : 4.000%

CASH FLOW DATA

	Event	Date	Amount	Number	Period	End Date

1	Loan	11/22/2010	4,500,000.00	1
2	Payment	12/22/2010	27,269.11	240	Monthly	11/22/2030

AMORTIZATION SCHEDULE — Normal Amortization

	Date	Payment	Interest	Principal	Balance

Loan	11/22/2010				4,500,000.00
1	12/22/2010	27,269.11	15,000.00	12,269.11	4,487,730.89
2010 Totals		27,269.11	15,000.00	12,269.11

2	01/22/2011	27,269.11	14,959.10	12,310.01	4,475,420.88
3	02/22/2011	27,269.11	14,918.07	12,351.04	4,463,069.84
4	03/22/2011	27,269.11	14,876.90	12,392.21	4,450,677.63
5	04/22/2011	27,269.11	14,835.59	12,433.52	4,438,244.11
6	05/22/2011	27,269.11	14,794.15	12,474.96	4,425,769.15
7	06/22/2011	27,269.11	14,752.56	12,516.55	4,413,252.60
8	07/22/2011	27,269.11	14,710.84	12,558.27	4,400,694.33
9	08/22/2011	27,269.11	14,668.98	12,600.13	4,388,094.20
10	09/22/2011	27,269.11	14,626.98	12,642.13	4,375,452.07
11	10/22/2011	27,269.11	14,584.84	12,684.27	4,362,767.80
12	11/22/2011	27,269.11	14,542.56	12,726.55	4,350,041.25
13	12/22/2011	27,269.11	14,500.14	12,768.97	4,337,272.28
2011 Totals		327,229.32	176,770.71	150,458.61

14	01/22/2012	27,269.11	14,457.57	12,811.54	4,324,460.74
15	02/22/2012	27,269.11	14,414.87	12,854.24	4,311,606.50
16	03/22/2012	27,269.11	14,372.02	12,897.09	4,298,709.41
17	04/22/2012	27,269.11	14,329.03	12,940.08	4,285,769.33
18	05/22/2012	27,269.11	14,285.90	12,983.21	4,272,786.12
19	06/22/2012	27,269.11	14,242.62	13,026.49	4,259,759.63
20	07/22/2012	27,269.11	14,199.20	13,069.91	4,246,689.72
21	08/22/2012	27,269.11	14,155.63	13,113.48	4,233,576.24
22	09/22/2012	27,269.11	14,111.92	13,157.19	4,220,419.05
23	10/22/2012	27,269.11	14,068.06	13,201.05	4,207,218.00
24	11/22/2012	27,269.11	14,024.06	13,245.05	4,193,972.95
25	12/22/2012	27,269.11	13,979.91	13,289.20	4,180,683.75
2012 Totals		327,229.32	170,640.79	156,588.53

26	01/22/2013	27,269.11	13,935.61	13,333.50	4,167,350.25
27	02/22/2013	27,269.11	13,891.17	13,377.94	4,153,972.31
28	03/22/2013	27,269.11	13,846.57	13,422.54	4,140,549.77
29	04/22/2013	27,269.11	13,801.83	13,467.28	4,127,082.49

Wildcat Ski Area Acquisition Note

	Date	Payment	Interest	Principal	Balance

30	05/22/2013	27,269.11	13,756.94	13,512.17	4,113,570.32
31	06/22/2013	27,269.11	13,711.90	13,557.21	4,100,013.11
32	07/22/2013	27,269.11	13,666.71	13,602.40	4,086,410.71
33	08/22/2013	27,269.11	13,621.37	13,647.74	4,072,762.97
34	09/22/2013	27,269.11	13,575.88	13,693.23	4,059,069.74
35	10/22/2013	27,269.11	13,530.23	13,738.88	4,045,330.86
36	11/22/2013	27,269.11	13,484.44	13,784.67	4,031,546.19
37	12/22/2013	27,269.11	13,438.49	13,830.62	4,017,715.57
2013 Totals		327,229.32	164,261.14	162,968.18

38	01/22/2014	27,269.11	13,392.39	13,876.72	4,003,838.85
39	02/22/2014	27,269.11	13,346.13	13,922.98	3,989,915.87
40	03/22/2014	27,269.11	13,299.72	13,969.39	3,975,946.48
41	04/22/2014	27,269.11	13,253.15	14,015.96	3,961,930.52
42	05/22/2014	27,269.11	13,206.44	14,062.67	3,947,867.85
43	06/22/2014	27,269.11	13,159.56	14,109.55	3,933,758.30
44	07/22/2014	27,269.11	13,112.53	14,156.58	3,919,601.72
45	08/22/2014	27,269.11	13,065.34	14,203.77	3,905,397.95
46	09/22/2014	27,269.11	13,017.99	14,251.12	3,891,146.83
47	10/22/2014	27,269.11	12,970.49	14,298.62	3,876,848.21
48	11/22/2014	27,269.11	12,922.83	14,346.28	3,862,501.93
49	12/22/2014	27,269.11	12,875.01	14,394.10	3,848,107.83
2014 Totals		327,229.32	157,621.58	169,607.74

50	01/22/2015	27,269.11	12,827.03	14,442.08	3,833,665.75
51	02/22/2015	27,269.11	12,778.89	14,490.22	3,819,175.53
52	03/22/2015	27,269.11	12,730.59	14,538.52	3,804,637.01
53	04/22/2015	27,269.11	12,682.12	14,586.99	3,790,050.02
54	05/22/2015	27,269.11	12,633.50	14,635.61	3,775,414.41
55	06/22/2015	27,269.11	12,584.71	14,684.40	3,760,730.01
56	07/22/2015	27,269.11	12,535.77	14,733.34	3,745,996.67
57	08/22/2015	27,269.11	12,486.66	14,782.45	3,731,214.22
58	09/22/2015	27,269.11	12,437.38	14,831.73	3,716,382.49
59	10/22/2015	27,269.11	12,387.94	14,881.17	3,701,501.32
60	11/22/2015	27,269.11	12,338.34	14,930.77	3,686,570.55
61	12/22/2015	27,269.11	12,288.57	14,980.54	3,671,590.01
2015 Totals		327,229.32	150,711.50	176,517.82

62	01/22/2016	27,269.11	12,238.63	15,030.48	3,656,559.53
63	02/22/2016	27,269.11	12,188.53	15,080.58	3,641,478.95
64	03/22/2016	27,269.11	12,138.26	15,130.85	3,626,348.10
65	04/22/2016	27,269.11	12,087.83	15,181.28	3,611,166.82
66	05/22/2016	27,269.11	12,037.22	15,231.89	3,595,934.93
67	06/22/2016	27,269.11	11,986.45	15,282.66	3,580,652.27
68	07/22/2016	27,269.11	11,935.51	15,333.60	3,565,318.67
69	08/22/2016	27,269.11	11,884.40	15,384.71	3,549,933.96
70	09/22/2016	27,269.11	11,833.11	15,436.00	3,534,497.96
71	10/22/2016	27,269.11	11,781.66	15,487.45	3,519,010.51
72	11/22/2016	27,269.11	11,730.04	15,539.07	3,503,471.44

Wildcat Ski Area Acquisition Note

	Date	Payment	Interest	Principal	Balance

73	12/22/2016	27,269.11	11,678.24	15,590.87	3,487,880.57
2016 Totals		327,229.32	143,519.88	183,709.44

74	01/22/2017	27,269.11	11,626.27	15,642.84	3,472,237.73
75	02/22/2017	27,269.11	11,574.13	15,694.98	3,456,542.75
76	03/22/2017	27,269.11	11,521.81	15,747.30	3,440,795.45
77	04/22/2017	27,269.11	11,469.32	15,799.79	3,424,995.66
78	05/22/2017	27,269.11	11,416.65	15,852.46	3,409,143.20
79	06/22/2017	27,269.11	11,363.81	15,905.30	3,393,237.90
80	07/22/2017	27,269.11	11,310.79	15,958.32	3,377,279.58
81	08/22/2017	27,269.11	11,257.60	16,011.51	3,361,268.07
82	09/22/2017	27,269.11	11,204.23	16,064.88	3,345,203.19
83	10/22/2017	27,269.11	11,150.68	16,118.43	3,329,084.76
84	11/22/2017	27,269.11	11,096.95	16,172.16	3,312,912.60
85	12/22/2017	27,269.11	11,043.04	16,226.07	3,296,686.53
2017 Totals		327,229.32	136,035.28	191,194.04

86	01/22/2018	27,269.11	10,988.96	16,280.15	3,280,406.38
87	02/22/2018	27,269.11	10,934.69	16,334.42	3,264,071.96
88	03/22/2018	27,269.11	10,880.24	16,388.87	3,247,683.09
89	04/22/2018	27,269.11	10,825.61	16,443.50	3,231,239.59
90	05/22/2018	27,269.11	10,770.80	16,498.31	3,214,741.28
91	06/22/2018	27,269.11	10,715.80	16,553.31	3,198,187.97
92	07/22/2018	27,269.11	10,660.63	16,608.48	3,181,579.49
93	08/22/2018	27,269.11	10,605.26	16,663.85	3.164,915.64
94	09/22/2018	27,269.11	10,549.72	16,719.39	3,148,196.25
95	10/22/2018	27,269.11	10,493.99	16,775.12	3,131,421.13
96	11/22/2018	27,269.11	10,438.07	16,831.04	3,114,590.09
97	12/22/2018	27,269.11	10,381.97	16,887.14	3,097,702.95
2018 Totals		327,229.32	128,245.74	198,983.58

98	01/22/2019	27,269.11	10,325.68	16,943.43	3,080,759.52
99	02/22/2019	27,269.11	10,269.20	16,999.91	3,063,759.61
100	03/22/2019	27,269.11	10,212.53	17,056.58	3,046,703.03
101	04/22/2019	27,269.11	10,155.68	17,113.43	3,029,589.60
102	05/22/2019	27,269.11	10,098.63	17,170.48	3,012,419.12
103	06/22/2019	27,269.11	10,041.40	17,227.71	2,995,191.41
104	07/22/2019	27,269.11	9,983.97	17,285.14	2,977,906.27
105	08/22/2019	27,269.11	9,926.35	17,342.76	2,960,563.51
106	09/22/2019	27,269.11	9,868.55	17,400.56	2,943,162.95
107	10/22/2019	27,269.11	9,810.54	17,458.57	2,925,704.38
108	11/22/2019	27,269.11	9,752.35	17,516.76	2,908,187.62
109	12/22/2019	27,269.11	9,693.96	17,575.15	2,890,612.47
2019 Totals		327,229.32	120,138.84	207,090.48

110	01/22/2020	27,269.11	9,635.37	17,633.74	2,872,978.73
111	02/22/2020	27,269.11	9,576.60	17,692.51	2,855,286.22
112	03/22/2020	27,269.11	9,517.62	17,751.49	2,837,534.73
113	04/22/2020	27,269.11	9,458.45	17,810.66	2,819,724.07

Wildcat Ski Area Acquisition Note

	Date	Payment	Interest	Principal	Balance

114	05/22/2020	27,269.11	9,399.08	17,870.03	2,801,854.04
115	06/22/2020	27,269.11	9,339.51	17,929.60	2,783,924.44
116	07/22/2020	27,269.11	9,279.75	17,989.36	2,765,935.08
117	08/22/2020	27,269.11	9,219.78	18,049.33	2,747,885.75
118	09/22/2020	27,269.11	9,159.62	18,109.49	2,729,776.26
119	10/22/2020	27,269.11	9,099.25	18,169.86	2,711,606.40
120	11/22/2020	27,269.11	9,038.69	18,230.42	2,693,375.98
121	12/22/2020	27,269.11	8,977.92	18,291.19	2,675,084.79

2020 Totals		327,229.32	111,701.64	215,527.68

122	01/22/2021	27,269.11	8,916.95	18,352.16	2,656,732.63
123	02/22/2021	27,269.11	8,855.78	18,413.33	2,638,319.30
124	03/22/2021	27,269.11	8,794.40	18,474.71	2,619,844.59
125	04/22/2021	27,269.11	8,732.82	18,536.29	2,601,308.30
126	05/22/2021	27,269.11	8,671.03	18,598.08	2,582,710.22
127	06/22/2021	27,269.11	8,609.03	18,660.08	2,564,050.14
128	07/22/2021	27,269.11	8,546.83	18,722.28	2,545,327.86
129	08/22/2021	27,269.11	8,484.43	18,784.68	2,526,543.18
130	09/22/2021	27,269.11	8,421.81	18,847.30	2,507,695.88
131	10/22/2021	27,269.11	8,358.99	18,910.12	2,488,785.76
132	11/22/2021	27,269.11	8,295.95	18,973.16	2,469,812.60
133	12/22/2021	27,269.11	8,232.71	19,036.40	2,450,776.20
2021 Totals		327,229.32	102,920.73	224,308.59

134	01/22/2022	27,269.11	8,169.25	19,099.86	2,431,676.34
135	02/22/2022	27,269.11	8,105.59	19,163.52	2,412,512.82
136	03/22/2022	27,269.11	8,041.71	19,227.40	2,393,285.42
137	04/22/2022	27,269.11	7,977.62	19,291.49	2,373,993.93
138	05/22/2022	27,269.11	7,913.31	19,355.80	2,354,638.13
139	06/22/2022	27,269.11	7,848.79	19,420.32	2,335,217.81
140	07/22/2022	27,269.11	7,784.06	19,485.05	2,315,732.76
141	08/22/2022	27,269.11	7,719.11	19,550.00	2,296,182.76
142	09/22/2022	27,269.11	7,653.94	19,615.17	2,276,567.59
143	10/22/2022	27,269.11	7,588.56	19,680.55	2,256,887.04
144	11/22/2022	27,269.11	7,522.96	19,746.15	2,237,140.89
145	12/22/2022	27,269.11	7,457.14	19,811.97	2,217,328.92
2022 Totals		327,229.32	93,782.04	233,447.28

146	01/22/2023	27,269.11	7,391.10	19,878.01	2,197,450.91
147	02/22/2023	27,269.11	7,324.84	19,944.27	2,177,506.64
148	03/22/2023	27,269.11	7,258.36	20,010.75	2,157,495.89
149	04/22/2023	27,269.11	7,191.65	20,077.46	2,137,418.43
150	05/22/2023	27,269.11	7,124.73	20,144.38	2,117,274.05
151	06/22/2023	27,269.11	7,057.58	20,211.53	2,097,062.52
152	07/22/2023	27,269.11	6,990.21	20,278.90	2,076,783.62
153	08/22/2023	27,269.11	6,922.61	20,346.50	2,056,437.12
154	09/22/2023	27,269.11	6,854.79	20,414.32	2,036,022.80
155	10/22/2023	27,269.11	6,786.74	20,482.37	2,015,540.43
156	11/22/2023	27,269.11	6,718.47	20,550.64	1,994,989.79

Wildcat Ski Area Acquisition Note

	Date	Payment	Interest	Principal	Balance

157	12/22/2023	27,269.11	6,649.97	20,619.14	1,974,370.65
2023 Totals		327,229.32	84,271.05	242,958.27

158	01/22/2024	27,269.11	6,581.24	20,687.87	1,953,682.78
159	02/22/2024	27,269.11	6,512.28	20,756.83	1,932,925.95
160	03/22/2024	27,269.11	6,443.09	20,826.02	1,912,099.93
161	04/22/2024	27,269.11	6,373.67	20,895.44	1,891,204.49
162	05/22/2024	27,269.11	6,304.01	20,965.10	1,870,239.39
163	06/22/2024	27,269.11	6,234.13	21,034.98	1,849,204.41
164	07/22/2024	27,269.11	6,164.01	21,105.10	1,828,099.31
165	08/22/2024	27,269.11	6,093.66	21,175.45	1,806,923.86
166	09/22/2024	27,269.11	6,023.08	21,246.03	1,785,677.83
167	10/22/2024	27,269.11	5,952.26	21,316.85	1,764,360.98
168	11/22/2024	27,269.11	5,881.20	21,387.91	1,742,973.07
169	12/22/2024	27,269.11	5,809.91	21,459.20	1,721,513.87
2024 Totals		327,229.32	74,372.54	252,856.78

170	01/22/2025	27,269.11	5,738.38	21,530.73	1,699,983.14
171	02/22/2025	27,269.11	5,666.61	21,602.50	1,678,380.64
172	03/22/2025	27,269.11	5,594.60	21,674.51	1,656,706.13
173	04/22/2025	27,269.11	5,522.35	21,746.76	1,634,959.37
174	05/22/2025	27,269.11	5,449.86	21,819.25	1,613,140.12
175	06/22/2025	27,269.11	5,377.13	21,891.98	1,591,248.14
176	07/22/2025	27,269.11	5,304.16	21,964.95	1,569,283.19
177	08/22/2025	27,269.11	5,230.94	22,038.17	1,547,245.02
178	09/22/2025	27,269.11	5,157.48	22,111.63	1,525,133.39
179	10/22/2025	27,269.11	5,083.78	22,185.33	1,502,948.06
180	11/22/2025	27,269.11	5,009.83	22,259.28	1,480,688.78
181	12/22/2025	27,269.11	4,935.63	22,333.48	1,458,355.30
2025 Totals		327,229.32	64,070.75	263,158.57

182	01/22/2026	27,269.11	4,861.18	22,407.93	1,435,947.37
183	02/22/2026	27,269.11	4,786.49	22,482.62	1,413,464.75
184	03/22/2026	27,269.11	4,711.55	22,557.56	1,390,907.19
185	04/22/2026	27,269.11	4,636.36	22,632.75	1,368,274.44
186	05/22/2026	27,269.11	4,560.91	22,708.20	1,345,566.24
187	06/22/2026	27,269.11	4,485.22	22,783.89	1,322,782.35
188	07/22/2026	27,269.11	4,409.27	22,859.84	1,299,922.51
189	08/22/2026	27,269.11	4,333.08	22,936.03	1,276,986.48
190	09/22/2026	27,269.11	4,256.62	23,012.49	1,253,973.99
191	10/22/2026	27,269.11	4,179.91	23,089.20	1,230,884.79
192	11/22/2026	27,269.11	4,102.95	23,166.16	1,207,718.63
193	12/22/2026	27,269.11	4,025.73	23,243.38	1,184,475.25
2026 Totals		327,229.32	53,349.27	273,880.05

194	01/22/2027	27,269.11	3,948.25	23,320.86	1,161,154.39
195	02/22/2027	27,269.11	3,870.51	23,398.60	1,137,755.79
196	03/22/2027	27,269.11	3,792.52	23,476.59	1,114,279.20
197	04/22/2027	27,269.11	3,714.26	23,554.85	1,090,724.35

Wildcat Ski Area Acquisition Note

	Date	Payment	Interest	Principal	Balance

198	05/22/2027	27,269.11	3,635.75	23,633.36	1,067,090.99
199	06/22/2027	27,269.11	3,556.97	23,712.14	1,043,378.85
200	07/22/2027	27,269.11	3,477.93	23,791.18	1,019,587.67
201	08/22/2027	27,269.11	3,398.63	23,870.48	995,717.19
202	09/22/2027	27,269.11	3,319.06	23,950.05	971,767.14
203	10/22/2027	27,269.11	3,239.22	24,029.89	947,737.25
204	11/22/2027	27,269.11	3,159.12	24,109.99	923,627.26
205	12/22/2027	27,269.11	3,078.76	24,190.35	899,436.91
2027 Totals		327,229.32	42,190.98	285,038.34

206	01/22/2028	27,269.11	2,998.12	24,270.99	875,165.92
207	02/22/2028	27,269.11	2,917.22	24,351.89	850,814.03
208	03/22/2028	27,269.11	2,836.05	24,433,06	826,380.97
209	04/22/2028	27,269.11	2,754.60	24,514.51	801,866.46
210	05/22/2028	27,269.11	2,672.89	24,596.22	777,270.24
211	06/22/2028	27,269.11	2,590.90	24,678.21	752,592.03
212	07/22/2028	27,269.11	2,508.64	24,760.47	727,831.56
213	08/22/2028	27,269.11	2,426.11	24,843.00	702,988.56
214	09/22/2028	27,269.11	2,343.30	24,925.81	678,062.75
215	10/22/2028	27,269.11	2,260.21	25,008.90	653,053.85
216	11/22/2028	27,269.11	2,176.85	25,092.26	627,961.59
217	12/22/2028	27,269.11	2,093.21	25,175.90	602,785.69
2028 Totals		327,229.32	30,578.10	296,651.22

218	01/22/2029	27,269.11	2,009.29	25,259.82	577,525.87
219	02/22/2029	27,269.11	1,925.09	25,344.02	552,181.85
220	03/22/2029	27,269.11	1,840.61	25,428.50	526,753.35
221	04/22/2029	27,269.11	1,755.84	25,513.27	501,240.08
222	05/22/2029	27,269.11	1,670.80	25,598.31	475,641.77
223	06/22/2029	27,269.11	1.585.47	25,683.64	449,958.13
224	07/22/2029	27,269.11	1,499.86	25,769.25	424,188.88
225	08/22/2029	27,269.11	1,413.96	25,855.15	398,333.73
226	09/22/2029	27,269.11	1,327.78	25,941.33	372,392.40
227	10/22/2029	27,269.11	1,241.31	26,027.80	346,364.60
228	11/22/2029	27,269.11	1,154.55	26,114.56	320,250.04
229	12/22/2029	27,269.11	1,067.50	26,201.61	294,048.43
2029 Totals		327,229.32	18,492.06	308,737.26

230	01/22/2030	27,269.11	980.16	26,288.95	267,759.48
231	02/22/2030	27,269.11	892.53	26,376.58	241,382.90
232	03/22/2030	27,269.11	804.61	26,464.50	214,918.40
233	04/22/2030	27,269.11	716.39	26,552.72	188,365.68
234	05/22/2030	27,269.11	627.89	26,641.22	161,724.46
235	06/22/2030	27,269.11	539.08	26,730.03	134,994.43
236	07/22/2030	27,269.11	449.98	26,819.13	108,175.30
237	08/22/2030	27,269.11	360.58	26,908.53	81,266.77
238	09/22/2030	27,269.11	270.89	26,998.22	54,268.55
239	10/22/2030	27,269.11	180.90	27,088.21	27,180.34
240	11/22/2030	27,269.11	88.77	27,180.34	0.00

Wildcat Ski Area Acquisition Note

	Date	Payment	Interest	Principal	Balance

2030 Totals		299,960.21	5,911.78	294,048.43

Grand Totals		6,544,586.40	2,044,586.40	4,500,000.00

Last interest amount decreased by 1.83 due to rounding.